                                                                   Exhibit 10.17

                      PARTIAL ASSIGNMENT AND ASSUMPTION OF
                  REVISED AND RESTATED FIBER OPTIC FACILITIES
                             AND SERVICES AGREEMENT

          THIS PARTIAL ASSIGNMENT AND ASSUMPTION OF REVISED AND RESTATED FIBER OPTIC FACILITIES AND SERVICES AGREEMENT (the "Assignment") is dated as of the 25th day of July, 1995 by and between MPX SYSTEMS, INC., a South Carolina corporation ("Assignor"), and GULF STATES FIBERNET, a Georgia general partnership ("Assignee").

          WHEREAS, pursuant to Section 8.01 of the Agreement of Partnership of Assignee dated as of August 17, 1994, as amended as of November 1, 1994 (the "Partnership Agreement"), Assignor agreed to enter into agreements with Assignee for the provision of fiber optic facilities and services on certain routes pursuant to agreements to be negotiated by Assignor with Southern Company, an affiliate of Southern Development and Investment Group, Inc., a Georgia corporation ("Southern Development");

          WHEREAS, Assignor and Southern Development, on behalf of itself and as agent for Alabama Power Company ("Alabama Power"), Georgia Power Company ("Georgia Power"), Gulf Power Company ("Gulf Power"), Mississippi Power Company ("Mississippi Power"), Savannah Electric and Power Company ("Savannah Electric"), Southern Electric Generating Company ("SEGCO") and Southern Company Services, Inc. ("SCSI") (Southern Development, Alabama Power, Georgia Power, Gulf Power, Mississippi Power, Savannah Electric, SEGCO and SCSI collectively shall be referred to as the "Southern Electric System") are parties to that certain Revised and Restated Fiber Optic Facilities and Services Agreement entered into as of June 9, 1995 (the "Facilities and Services Agreement");

          WHEREAS, for the purpose, among others, of satisfying its obligations to Assignee in the Partnership Agreement, Assignor entered into the Facilities and Services Agreement which provides for the provision of fiber optic facilities and services to Assignor on such routes;

          WHEREAS, subject to the terms of the Facilities and Services Agreement, Assignor owns and has the right to use the MPX Interest (as defined therein);

          WHEREAS, pursuant to and as limited by Section 3.6 of the Facilities and Services Agreement, MPX has the right to use the SES Interest (as defined therein) to the extent not used by SES; and

          WHEREAS, Assignor desires to assign to Assignee the Facilities and Services Agreement and Assignor's rights thereunder to the extent related to that portion of the MPX Interest described in Paragraph 2 below and Assignor desires to assign to Assignee the right to use that portion of the SES Interest described below on the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor and Assignee hereby agree as follows:

          1. All capitalized terms not otherwise defined herein shall have the meanings such terms have in the Facilities and Services Agreement.

          2. Assignor does hereby assign, bargain, sell, transfer, convey and deliver to Assignee and its successors and assigns the Facilities and Services Agreement to the extent related to that portion of the MPX Interest consisting of the specific routes listed on Schedule 1 attached hereto and made a part
                                 ----------
hereof (the "Routes") together with all rights and obligations of Assignor under the Facilities and Services Agreement related to the Routes, including the rights of an Exclusive User with respect to the Routes. Subject to the provisions of Section 3.6 of the Facilities and Services Agreement, Assignor does hereby grant to Assignee the exclusive right to use the SES Interest to the extent related to the Routes, which right to use shall include, without limitation, the rights of an Exclusive User with respect to the Routes.

          3. Assignee hereby accepts such assignment and grant and assumes, and agrees to perform and be bound by, all obligations and liabilities of Assignor under the Facilities and Services Agreement (i) related to that portion of the MPX Interest assigned hereby, including all rights and obligations of an Exclusive User thereof, and (ii) related to the right to use that portion of the SES Interest granted hereby, including all rights and obligations of an Exclusive User thereof.

          4. Assignor does hereby agree, from and after the date hereof upon the request of Assignee, to execute such other documents as Assignee may require in order to obtain the full benefit of this Assignment and Assignor's obligations and agreements hereunder.

          5. The assignment and assumption effected hereby is subject to the following additional terms and conditions:

               (i) nothing herein shall be construed to relieve Assignor of any of its obligations or liabilities under the Facilities and Services Agreement insofar as the Southern Electric System is concerned;

               (ii) nothing herein shall be construed to limit Assignor's right to grant rights to use under Section 4.1(a) and Section 32.3 of the Facilities and Services Agreement to the extent not inconsistent with the terms hereof or not otherwise related to the subject matter hereof;

               (iii) Assignor and Assignee hereby agree that in the event the Southern Electric System makes a payment to Assignor pursuant to
          Section 4.2(a) of the Facilities and Services Agreement, Assignor shall remit to Assignee that portion of such payment that is allocable to the Routes;

               (iv) the obligations assumed by Assignee pursuant hereto shall include the obligation to permit the Southern Electric System to use fiber optic telecommunications capacity pursuant to Section 5 of the Facilities and Services Agreement, subject to the terms of said
          Section 5;

               (v) Assignor and Assignee hereby agree that Assignee shall be entitled to any proceeds from any assignment, transfer, sale or conveyance pursuant to Section 32.2 of the Facilities and Services Agreement allocable to the Routes or the other rights assigned hereby and, in the event any of such proceeds are received by Assignor, Assignor shall remit such proceeds to Assignee; provided, however, that the foregoing shall not be construed to mean that Assignor shall have the right to assign, transfer, sale or convey the Routes or the other rights assigned hereby subsequent to the effectiveness hereof; and

               (vi) Assignor and Assignee hereby agree that no customer or other individual or entity to whom Assignee sells or leases capacity on any of the Routes shall be deemed an Exclusive User under the Facilities and Services Agreement.

          6. Assignee hereby agrees to indemnify, defend and hold harmless Assignor from and against any and all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements (collectively, "Claims"), to the extent any such Claim is asserted against, resulting to, imposed upon or incurred by Assignor, directly or indirectly, by reason or resulting from, any breach of or noncompliance with any covenant or condition by Assignee required to be performed by Assignee under the Facilities and Services Agreement by virtue of this Assignment.

          7. Assignor hereby agrees to indemnify, defend and hold harmless Assignee from and against any and all Claims to the extent any such Claim is asserted against, resulting to, imposed upon or incurred by Assignee, directly or indirectly, by reason or resulting from, any breach of or noncompliance with any covenant or condition by Assignor in or pursuant to the Facilities and Services Agreement (except for covenants or conditions required to be performed by Assignee by virtue of this Assignment).

          8. All notices, demands, requests, or other communications to be given, served, or sent by either party to the other party regarding this Assignment shall be in writing and shall be mailed by first-class registered or certified mail, return receipt requested, postage prepaid, or transmitted by overnight courier, hand delivery (including delivery by courier), telegram, telex, or facsimile transmission, addressed as follows:

          (i)  If to Assignor:

               MPX Systems, Inc.
               440 Knox Abbot Drive, Suite 240
               Csyce, SC 29033
               Attention:  Michael D. Blackwell
               Telecopy No.: 803-343-2387

          with an additional copy (which shall not constitute notice) to:

               SCANA Corporation
               1426 Main Street
               Columbia, SC 29218
               Attention:  General Counsel
               Telecopy No;: 803-748-3336

          (ii)  If to Assignee:

               Gulf States FiberNet
               206 West 9th Street
               West Point, GA 31833
               Attention:  Chief Financial Officer
               Telecopy No;: 706-645-8989

          9. Southern Development, on its behalf and on behalf of the other members of the Southern Electric System, by its execution below, hereby consents to this Assignment and the assignment and assumption contemplated hereby and waives the provisions of Section 32.2 of the Facilities and Services Agreement to the extent applicable to this Assignment and said assignment and assumption. The Southern Electric System further agrees that any notices required or permitted to be sent by the Southern Electric System pursuant to the Facilities and Services Agreement shall be sent both to Assignor at the address for Assignor set forth in Section 31 of the Facilities and Services Agreement and to Assignee at the address for Assignee set forth in Section 8 above.

          10. To facilitate execution, this Assignment may be executed in as many counterparts as may be required; and it shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of,or on behalf of each party; or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Assignment to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

          IN WITNESS WHEREOF, Assignor and Assignee have caused this Partial Assignment and Assumption of Revised and Restated Fiber Optic Facilities and Services Agreement to be executed as of the day and year first above written.


                              ASSIGNOR:

                              MPX SYSTEMS INC.


                              By: /s/ M. D. Blackwell
                                 ---------------------------------
                                  Name:  M. D. Blackwell
                                        --------------------------
                                  Title: Executive Vice President
                                        --------------------------


                              ASSIGNEE:

                              GULF STATES FIBERNET
                              By:  Gulf States Transmission Systems, Inc.,
                                   General Partner

                                  By: /s/ Doug Shumate
                                     -------------------------------
                                     Name:  Doug Shumate
                                           -------------------------
                                     Title: VP/CEO
                                           -------------------------



                              By:  MPX Systems Inc.,
                                   General Partner

                                  By: /s/ M. D. Blackwell
                                     ---------------------------------
                                     Name:  M. D. Blackwell
                                           -------------------------
                                     Title: Executive Vice President
                                           -------------------------

                              SOUTHERN DEVELOPMENT:

                              SOUTHERN DEVELOPMENT AND
                              INVESTMENT GROUP, INC., on its own
                              behalf and as agent for the other members of the Southern Electric System


                              By: /s/ Thomas C. Kellogg
                                 --------------------------------------
                                 Name:  Thomas C. Kellogg
                                       --------------------------------
                                 Title: V.P. & G.M. So. Dev & Inv. Group
                                       ---------------------------------

                                  Schedule 1
                                  ----------
  Summary of Routes that are the subject of a certain Partial Assignment and Assumption of Revised and Restated Fiber Optic Facilities and Services Agreement

  Southern Electric Systems & MPX Systems
        Contract Date June 9, 1995
             Exhibit Reference                             Route Segment

D-1                                              Morrow-Plant Yates
D-3                                              Plant Yates-Water Works
D-4                                              Water Works-APC G.O
D-8                                              55 Park Place-Morrow (A)
E-1                                              Meridian-Hattisburg
E-2                                              Hattisburg-Landon
E-3                                              Landon-Gulfport
F-1                                              Meridian-Jackson
F-2                                              Newton-Forest
F-3                                              Jackson-Shreveport
H-(1)-1                                          Winder-55 Park Place
H-(1)-2                                          Winder-Gainesville Wachovia
H-(1)-3                                          Gainesville Wachovia-Gainesville GPC Dist. Office
H-(1)-4                                          Plant Gaston Birmingham
H-(1)-5                                          Birmingham-Meridian
H-(1)-7                                          Davis-West End
H-(1)-8                                          West End-Moreland
H-(1)-9                                          Tuxcaloosa Loop
H-(1)-11                                         APC G.O. Powell Ave
H-(1)-14                                         Davis-Plant Gaston